UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 5, 2022

V2X, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-36341	38-3924636
(Commission	(IRS Employer
File Number)	Identification No.)

2424 Garden of the Gods Road, Suite 300

Colorado Springs, CO 80919

(Address of Principal Executive Offices) (Zip Code)

(719) 591-3600

(Registrant's Telephone Number, Including Area Code)

Securities Registered Under Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	VVX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment”) amends and supplements the Current Report on Form 8-K filed by V2X, Inc., an Indiana corporation formerly known as Vectrus, Inc. (the “Company”), with the Securities and Exchange Commission on July 5, 2022 (the “Original Filing”) in connection with the closing of the transactions contemplated by the Agreement and Plan of Merger, dated as of March 7, 2022, by and among Vertex Aerospace Services Holding Corp., a Delaware corporation, the Company, Andor Merger Sub Inc., a Delaware corporation, and Andor Merger Sub LLC, a Delaware limited liability company.

Pursuant to the instructions on Item 9.01 of Form 8-K, the Original Filing is amended and supplemented by this Amendment to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. No other amendments to the Original Filing are being made by this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Vertex Aerospace Services Holding Corporation as of and for the years ended December 31, 2021 and 2020 and the related notes thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The audited consolidated financial statements of Vertex Aerospace Services Holding Corporation as of and for the years ended December 31, 2020 and 2019 and the related notes thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Vertex Aerospace Services Holding Corporation as of and for the six months ended July 3, 2022 and June 25, 2021 and the related notes thereto attached hereto as Exhibit 99.2 and incorporated herein by reference.

The audited combined financial statements of the Mission Critical Solutions and Training Services Business (a business of Raytheon Technologies Corporation) as of and for the years ended December 31, 2020 and 2019 and the related notes thereto are attached hereto as Exhibit 99.3 and incorporated herein by reference.

The unaudited condensed combined financial statements of the Mission Critical Solutions and Training Services Business (a business of Raytheon Technologies Corporation) as of and for the nine months ended September 30, 2021 and the related notes thereto attached hereto as Exhibit 99.4 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company giving effect to the merger, including the pro forma combined balance sheet as of July 1, 2022, the related pro forma combined statement of income for the six months ended July 1, 2022 and the year ended December 31, 2021, and the related notes thereto, are attached hereto as Exhibit 99.5 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of RSM US LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Audited financial statements of Vertex Aerospace Services Holding Corporation as of and for the years ended December 31, 2021 and 2020 and the related notes and the audited financial statements of Vertex Aerospace Service Holding Corporation as of and for the years ended December 31, 2020 and 2019 and the related notes

99.2	Unaudited financial statements of Vertex Aerospace Services Holding Corporation as of and for the six months ended July 3, 2022 and June 25, 2021 and the related notes

99.3	Audited combined financial statements of the Mission Critical Solutions and Training Services Business (a business of Raytheon Technologies Corporation) as of and for the years ended December 31, 2020 and 2019 and the related notes

99.4	Unaudited condensed combined financial statements of the Mission Critical Solutions and Training Services Business (a business of Raytheon Technologies Corporation) as of and for the nine months ended September 30, 2021 and the related notes

99.5	Unaudited pro forma combined financial information of the Company giving effect to the merger, including the pro forma combined balance sheet as of July 1, 2022, the related pro forma combined statement of income for the six months ended July 1, 2022 and the year ended December 31, 2021, and the related notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V2X, INC.

Dated: September 1, 2022

	By:	/s/ Kevin T. Boyle
Kevin T. Boyle
Chief Legal Officer, General Counsel and Corporate Secretary